Exhibit 99.2

1 NOVEMBER 2020 INVESTOR PRESENTATION Investor Presentation November 2020 Regency Centers Pablo Plaza | Jacksonville, FL

2 NOVEMBER 2020 INVESTOR PRESENTATION Safe Harbor and Non-GAAP Disclosures Forward-Looking Statements Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation: Risks Related to the COVID-19 Pandemic Pandemics or other health crises, such as the current COVID-19 crisis, may adversely affect our tenants’ financial condition, the profitability of our properties, our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition. Risk Factors Related to the Retail Industry Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses; Shifts in retail sales and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows; Changing economic and detail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow; Our success depends on the success and continued presence of “anchor” tenants; A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful; We may be unable to collect balances due from tenants in bankruptcy. Risk Factors Related to Real Estate Investments and Operations We are subject to numerous laws and regulations that may adversely affect our operations or expose us to liability; Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income; We face risks associated with development, redevelopment and expansion of properties; We face risks associated with the development of mixed-use commercial properties; We face risks associated with the acquisition of properties; We face risks if we expand into new markets; We may be unable to sell properties when desired because of market conditions; Certain of the properties in our portfolio are subject to ground leases; if we are unable to renew a ground lease, purchase the fee simple interest, or are found to be in breach of a ground lease, we may be adversely affected; Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees; Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change; An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties; Loss of our key personnel may adversely affect our business and operations; We face competition from numerous sources, including other REITs and other real estate owners; Costs of environmental remediation may reduce our cash flow available for distribution to stock and unit holders; Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unexpected expenditures; The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues. Risk Factors Related to Our Partnership and Joint Ventures We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued; The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders. Risk Factors Related to Funding Strategies and Capital Structure Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings; We may acquire properties or portfolios of properties through tax-deferred contribution transactions, which may result in stockholder dilution and limit our ability to sell such assets; We depend on external sources of capital, which may not be available in the future on favorable terms or at all; Our debt financing may adversely affect our business and financial condition; Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition; Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations; Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us; The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined. Risk Factors Related to our Company and the Market Price for Our Securities Changes in economic and market conditions may adversely affect the market price of our securities; There is no assurance that we will continue to pay dividends at historical rates; Enhanced focus on corporate responsibility and sustainability, specifically related to environmental, social and governance matters, may impose additional costs and expose us to new risks. Risk Factors Related to Laws and Regulations If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates; Recent changes to the U.S. tax laws may have a significant negative impact on the overall economy, our tenants, our investors, and our business; Dividends paid by REITs generally do not qualify for reduced tax rates; Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT; Legislative or other actions affecting REITs may have a negative effect on us; Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities; Restrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control; The issuance of the Parent Company's capital stock may delay or prevent a change in control. Non-GAAP disclosure We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company. Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO. Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-tomarket of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Regency Overview [1]


REGENCY AT A GLANCE
1963
Founded
REG
Nasdaq
S&P 500
Member
$11B+
Total Market Cap
400+
properties located across the country
>93%
Leased
56M+ SF
Total GLA
8000+
Total Tenants
$22+
PSF Average Annual Base Rent
80%
of properties are grocery anchored

Village at La Floresta | Los Angeles, CA

(1) As of 9/30/2020

NOVEMBER 2020 INVESTOR PRESENTATION | 3

4 NOVEMBER 2020 INVESTOR PRESENTATION Regency’s Unequaled Strategic Advantages High Quality Open-Air Shopping Center Portfolio 80% grocery-anchored neighborhood & community centers Necessity, service, convenience, and value retailers serving the essential needs of our communities Well located in highly affluent and dense infill trade areas Strong Value Creation Pipeline Deep pipeline of flexible development and redevelopment opportunities Well-positioned to create value over the long-term Best-In-Class Operating Platform 22 offices throughout the country working with tenants and vendors at 400+ properties Unparalleled team of experienced professionals with local expertise and strong tenant relationships I ntense asset management model has enabled close communication with tenants throughout the pandemic Balance Sheet and Liquidity Strength Low leverage with limited near-term maturities Debt to EBITDAre of 5.9x ~$1.5B of immediate liquidity, including $280M of cash and $1.2B of revolver availability As of 9/30/2020

5 NOVEMBER 2020 INVESTOR PRESENTATION 1 High Quality Open-Air Shopping Center Portfolio Aventura Shopping Center | Miami, FL

6 NOVEMBER 2020 INVESTOR PRESENTATION HIGH QUALITY OPEN-AIR SHOPPING CENTER PORTFOLIO Significant Presence in Top Markets with Strategic Advantages from National Breadth and Local Expertise TOP REGIONS/STATES >25% of NOI 11% - 25% of NOI 5% - 10% of NOI <5% of NOI TOP 5 MARKETS % of NOI Miami 12% San Francisco 11% Los Angeles 8% New York 6% Washington, DC 5% ATTRACTIVE OVE R A L L DEMOGRAPHICS* Regency Peersi Average trade area population 120,000 109,000 Median household income $96,000 $87,000 College educated 48% 42% *Within 3-mile radius i. Peers are BRX, RPAI, ROIC, WRI, KIM, FRT, and SITC. *Source: Evercore ISI Annual Demographic Update 03/11/20, BofA's assessment of US shopping center REITs 8th edition. SEATTLE MINNEAPOLIS NASHVILLE CHARLOTTE BOSTON NEW YORK AUSTIN PORTLAND SAN FRANCISCO BAY AREA LOS ANGELES DENVER DALLAS HOUSTON SAN DIEGO CHICAGO CINCINNATI ATLANTA JACKSONVILLE RALEIGH TAMPA SOUTHEAST FLORIDA WASHINGTON, DC BALTIMORE PHILADELPHIA MID-ATLANTIC FLORIDA NORTHEAST CALIFORNIA TEXAS % OF NOI 29% GLA (in thousands) 10,000 % OF NOI 7% GLA (in thousands) 3,000 % OF NOI 21% GLA (in thousands) 11,000 % OF NOI 9% GLA (in thousands) 3,000 % OF NOI 12% GLA (in thousands) 4,000 400+ PROPERTIES 22 REGIONAL OFFICES

7 NOVEMBER 2020 INVESTOR PRESENTATION Premier Asset Quality and Trade Areas Premier centers are those with inherent characteristics that will position a center for long-term competitive advantages, resulting in superior NOI growth, including strong trade areas that feature buying power and spending growth surrounding a shopping center with a top competitive position. Asset Quality DNA (1) (1) Company proprietary data HIGH QUALITY OPEN-AIR SHOPPING CENTER PORTFOLIO Premier Plus 34% Premier 43% Quality Core 21% Non-core 2% Positioned to thrive Exceptional Strong Above Average Trade Area Density Income & Wealth Buying Power Growth Relative Supply Positioned for Sustainable Growth Shopping Center Competitive Position GLA Quality Access & Visibility Dominant Anchor + Merchandising Mix

8 NOVEMBER 2020 INVESTOR PRESENTATION Sector Leading Asset Quality FRT REG ROIC WRI RPAI SITC KIM BRX $22.87 Peer WTD Avg.1 $19.30 Annual Base Rent Per Square Foot HIGH QUALITY OPEN-AIR SHOPPING CENTER PORTFOLIO ‑FRT REG ROIC SITC RPAI KIM WRI BRX ‑Median HHI and Population (ii) MHHI ($) POPULATION Mellody Farm | Chicago, IL The Hub Hillcrest Market | San Diego i. Weighted average based on total pro rata GLA. ii. Source: Evercore ISI Annual Demographic Update 03/11/20.

9 NOVEMBER 2020 INVESTOR PRESENTATION Strong Top Tenant Roster 5 of Regency's Top 7 Tenants are High-Performing Grocers ‑Moody's PRIVATE Baa1 PRIVATE A2 A2 Baa2 Baa1 PRIVATE Baa3 Ba3 S&P PRIVATE BBB PRIVATE AA- A BBB BBB PRIVATE BB+ B+ Publix 3.3% Kroger 3.0% Safeway Albertsons 2.9% Whole Foods 2.6% TJX 2.6% CVS 1.7% Ahold Delhaize 1.3%  LA Fitness 1.1% Nordstrom 1.0% Bed Bath & Beyond 1.0% i. Annualized pro-rata base rent as of 9/30/2020 HIGH QUALITY OPEN-AIR SHOPPING CENTER PORTFOLIO Regency's Top 10 Tenants by ABR (i)

HIGH QUALITY OPEN-AIR
SHOPPING CENTER PORTFOLIO

Grocery-Anchored Advantage

- A focus on necessity, service, convenience, and value is increasingly critical in today's environment.
- Regency's shopping center portfolio is 80% grocery-anchored, with grocer sales that average >$650 PSF.
- Grocery-anchored centers located close to the customer are the foundation of a successful multi-channel strategy, allowing customers to buy online and pick-up in store, or conveniently access the store for an in-store experience.


Publix
FOOD & PHARMACY

Nocatee Town Center | Jacksonville, FL

Regency Grocer Sales (1)

Portfolio Avg Sales: ~$650 PSF

Portfolio Avg Occupancy Cost: 2.0%


GROCER SALES PSF
$800
$700
$600
$500
$400
$300
$200
$100
$0
~$700
~$500
~$400
Top Tier
80% Grocer Rent*
Mid Tier
10% Grocer Rent*
Low Tier
10% Grocer Rent*
GROCER SALES


Wegmans
15

The Field at Commonwealth | Washington, D.C.

i. Based on latest sales data from grocers that have reported full year 2019 sales

NOVEMBER 2020
INVESTOR PRESENTATION | 10

HIGH QUALITY OPEN-AIR
SHOPPING CENTER PORTFOLIO

Connecting with Thriving Grocers

Top grocers are investing in their physical and digital footprint to provide a seamless and differentiated shopping experience to meet the evolving needs of their customers.

68 REG Locations

Publix.

Publix contines to invest in both new and existing locations with plans to redevelop many stores as part of their capital plan. In 2019, Publix opened a net 28 new stores, while also remodeling 177 stores.

54 REG Locations

Kroger

Kroger has emerged as a leader in curbside pickup among traditional grocers throughout the pandemic. Through their successful Restock Kroger Initiative, the company has continued to invest capital to improve their stores, technology and customer experiences.

34 REG Locations

Whole Foods Market amazon

Amazon has announced an aggressive roll out of physical locations. In September 2020, Regency Centers opened one of the first Amazon Go Grocery stores.

46 REG Locations

Albertsons SAFEWAY

Albertsons/Safeway is investing $1 billion annually related to in store remodel and technology enhancements. In the first half of 2020, Albertsons spent $700M in capital expenditures, which included capital for the completion of 132 remodels.

13 REG Locations

Ahold Delhaize

Ahold Delhaize continues to solidify its position as an industry-leading omnichannel retailer including plans to increase its online capacity by nearly 100% in the U.S. from 2019 to 2021.

5 REG Locations

H-E-B®

H.E.B. opened 6 stores in 2019 and, through August 2020, has added 3 more, including a store in South Austin, TX, part of HEB's commitment to invest $200 million in the Austin area. Regency is currently expanding an H.E.B. location in Austin.

Company Filings & Websites, Creditntell

NOVEMBER 2020
INVESTOR PRESENTATION | 11

12 NOVEMBER 2020 INVESTOR PRESENTATION Continued Evolution of Physical Retailing Brick and mortar retailers and landlords are learning to adapt to an evolving retail landscape. Some trends have been accelerated by the COVID-19 pandemic, while others have taken shape. Regency is working with, partnering with, and helping our tenants adapt to the new normal. SOCIAL DISTANCING. MADE EASIER. Helping Our Merchants Help Their Communities 6 Marketing Collateral Options Curbside Sign | Window Sign 22 X 28 CURBSIDE SIGN 30 X 40 WINDOW SIGN HIGH QUALITY OPEN-AIR SHOPPING CENTER PORTFOLIO Creative Use of Common Spaces Where indoor capacity restrictions remain, we are helping restaurant and fitness operators with greater access to outdoor common areas. Well-Located Physical Locations Remain Paramount Shopping patterns will continue to evolve, but it’s never been more important for businesses to be connected to customers both physically and digitally to provide a seamless experience. Retailers continue to place a premium on best-in-class centers in desirable trade areas. Curbside Pick-Up is Here to Stay In addition to allowing retailers space for easier curbside pick-up, we are creating our own “Pick-Up & Go Zones” at select properties – parking stalls with easily-identifiable signage. De-Urbanization Trend Benefits Suburban Shopping Centers The strong single family housing market is evidence of outmigration from urban centers, benefiting suburban economies. Additionally, the trend toward “work from home” has accelerated as employees seek greater flexibility.

13 NOVEMBER 2020 INVESTOR PRESENTATION Expanding Retailers Best-in-Class Operators Opening New Locations in High-Quality Centers In addition to expanding grocers, Regency continues to negotiate and sign leases with relevant retailers around the country in numerous categories. HIGH QUALITY OPEN-AIR SHOPPING CENTER PORTFOLIO ESSENTIAL - RETAIL & SERVICES ESSENTIAL - RESTAURANTS OTHER - RETAIL & SERVICES petco Chase Target Costco Wholesale MD Now Urgent Care The Home Depot Chipotle Mexican Grill Panera Bread Dunkin' Donuts Starbucks Tropical Smoothie Cafe BurgerFi HomeGoods Marshalls five Below Sephora UFC Gym Ulta Beauty Dick's Sporting Goods Ross Dress for Less Burlington

14 NOVEMBER 2020 INVESTOR PRESENTATION 2 Strong Value Creation Pipeline Carytown Exchange | Richmond, VA

15 NOVEMBER 2020 INVESTOR PRESENTATION Development & Redevelopment Leading to Significant Value Creation Regency invests in Premier Shopping Centers in dense infill and affluent areas with dominant anchors and a focus on long-term growth potential. Historical Development and Redevelopment Completions 7.9% Average Return on Investment $180 $170 63% 2012 $110 $184 60% 2013 $90 $155 58% 2014 $80 $174 46% 2015 $80 $174 46% 2016 $50 $132 38% 2017 $190 $352 54% 2018 $120 $231 52% 2019 Total Project Cost Est Value Creation Value Creation Margin (IN MILLIONS) $1.5 Billion Total completions with total estimated value creation of $800 Million Company filings as of 12/31/2019. STRONG VALUE CREATION PIPELINE

STRONG VALUE CREATION PIPELINE

In-Process Investments

Regency continues to evaluate the impacts to project scope, costs, tenancy, timing and return on investment on all in-process and pipeline projects to determine the most appropriate strategy.



The Abbot
Boston, MA


SPROUTS
NATURAL FOODS

The Village at Hunter's Lake
Tampa, FL



Market Common Clarendon
Washington, D.C.

In-Process Developments & Redevelopments

Status as of:	9/30/2020
Regency's Estimated Net Project Costs	~$238M
% of Project Costs Incurred	57%
Remaining Project Costs	~$102M

Estimated Spend by Year

Total	$102M
4Q'2020	~$22M
2021	~$46M
2022+	~$34M

NOVEMBER 2020
INVESTOR PRESENTATION | 16

STRONG VALUE CREATION PIPELINE

Future Redevelopment Pipeline

Regency's flexible redevelopment pipeline of value-add projects includes:

- Large scale projects, many of which incorporate adjacent and vertical mixed use
- Addition of GLA through tenant expansions
- Outparcel developments
- Other improvements that enhance the competitive position of our centers

Select major pipeline redevelopments that include mixed use components where Regency plans to partner with best-in-class operators and developers:

WESTBARD SQUARE
Bethesda, MD



Estimated Project Start: 2021
Estimated Project Costs: $110M - $125M

Converting dated retail into a vibrant mixed use project to include:

- 170K SF retail anchored by Giant
- 200 units of apartments
- 100 units of assisted living
- 100 for-sale townhomes

TOWN & COUNTRY CENTER
Los Angeles, CA



Estimated Project Start: 2021
Estimated Project Costs: $20M - $30M

Redevelopment of vacant former K-Mart box into:

- New retail adjacent to an existing operating Whole Foods
- 325 mid-rise apartments on a ground lease

COSTA VERDE CENTER
San Diego, CA



Estimated Project Start: 2022
Estimated Project Costs: $175M - $200M

Large-scale redevelopment of existing shopping center to include:

- New retail
- Hotel (on a ground lease) with structured parking
- Office

NOVEMBER 2020
INVESTOR PRESENTATION | 17

18 NOVEMBER 2020 INVESTOR PRESENTATION 3 Balance Sheet and Liquidity Strength Ballard Blocks | Seattle, WA

19 NOVEMBER 2020 INVESTOR PRESENTATION BALANCE SHEET AND LIQUIDITY STRENGTH Strong Balance Sheet Position Capital Structure (% of total capitalization) 31% 5% 4% 3% 57% $11.3 Billion Total Capitalization EQUITY UNSECURED DEBT – BONDS UNCONSOLIDATED DEBT - SECURED CONSOLIDATED DEBT - SECURED UNSECURED DEBT – TERM Debt Maturity Profile as of September 30, 2020 (Cash Balance: $281M) $30 2020 $193 2021 $373 2022 (1) $135 2023 $372 2024 $334 2025 $320 2026 $594 2027 $336 2028 $449 2029 $672 2030 $31 2031-2046 $425 2047 $300 2049 UNCONSOLIDATED DEBT - SECURED CONSOLIDATED DEBT - SECURED UNSECURED DEBT - BONDS UNSECURED DEBT - TERM Wtd Avg Interest Rate: 3.7% Wtd Avg Yrs to Maturity: 9+ Yrs Total Pro Rata Debt: $4Company Filings as of 9/30/20 (1) As referenced on Regency's 3Q 2020 Earnings Call, the company expects to use a portion of its current cash  balance in late 2020 or early 2021 to repay the $265 million term loan due early 2022

20 NOVEMBER 2020 INVESTOR PRESENTATION BALANCE SHEET AND LIQUIDITY STRENGTH Low Leverage and Conservative Debt Covenant Ratios Regency maintains a long-standing commitment to balance sheet strength and stands today with immediate liquidity of $1.5 billion. Total Pro-Rata Share Leverage Ratios 9/30/20 (1) Net debt-to-Operating EBITDAre 5.9x Fixed charge coverage 3.7x Interest coverage 4.1x Unsecured Public Debt Covenants Required 9/30/20 Fair Market Value Calculation Method Covenants(2)(3) Total Consolidated Debt to Total Consolidated Assets ≤ 65% 30% Secured Consolidated Debt to Total Consolidated Assets ≤ 40% 4% Consolidated Income for Debt Service to Consolidated Debt Service ≥ 1.5x 4.3x Unencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 344% (1) Trailing 12 months. (2) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission. (3) Current period debt covenants are finalized and submitted after the Company's most recent Form 10-Q or Form 10-K filing.

21 NOVEMBER 2020 INVESTOR PRESENTATION BALANCE SHEET AND LIQUIDITY STRENGTH ‑Ample Liquidity Available Sources of Capital and Near-Term Commitments (1) ‑‑Total Liquidity ‑‑Undrawn Revolver $1.2B Cash On Hand $281M Net Liquidity $800M $102M In-Process Re/Dev Committed Capital $373M 2022 Debt Maturities $223M 2020/2021 Debt Maturities (1) As of 9/30/2020

22 NOVEMBER 2020 INVESTOR PRESENTATION BALANCE SHEET AND LIQUIDITY STRENGTH Sustained Dividend Growth Regency has consistently grown dividends per share since 2014 and has maintained payment of its dividend throughout the COVID-19 pandemic. 4% CAGR $1.88 2014 $1.94 2015 $2.00 2016 $2.10 2017 $2.22 2018 $2.34 2019 $2.38 2020 Source: Company filings

23 NOVEMBER 2020 INVESTOR PRESENTATION 4 Best-in-Class Operating Platform Midtown East | Raleigh, NC

24 NOVEMBER 2020 INVESTOR PRESENTATION BEST-IN-CLASS OPERATING PLATFORM Operational Best Practices Pick-Up and Go Zones - In response to the rapid growth in online ordering and curbside pick-up, and as a resource and benefit for our tenants, Regency recently began installing designated curbside pick-up parking spots at shopping centers around the country called "Pick-Up and Go Zones". Regency is also rolling out a partnership with a third party technology company that will allow tenants to track real time customer arrival in these spaces. Fresh Look® isn't just a philosophy; it's the driving force behind creating ideal locations with best-in-class retailers representative of the communities we serve. We combine unique placemaking designs with the right merchandising mixes, and connect with our shoppers through community outreach and an active social media presence. These innovative destinations are crafted one at a time by our team. Big Data - Smart phone tracking technology allows us to see the number of visits to our centers each day/ week/year, who our visitors are (via demographic insights), and our center’s relative competitive position within each trade area. By tracking these metrics, we can make inferences on how to constantly improve our centers’ merchandising mix, performance, and the community it serves.

BEST-IN-CLASS OPERATING PLATFORM

Experienced and Deep Management Team



Lisa Palmer
President and CEO
Years of Experience
Regency 24 | Industry 24



Mike Mas
Executive Vice President, Chief Financial Officer
Years of Experience
Regency 17 | Industry 17



Mac Chandler
Executive Vice President, Chief Investment Officer
Years of Experience
Regency 21 | Industry 29



Jim Thompson
Executive Vice President, Chief Operating Officer
Years of Experience
Regency 39 | Industry 39

Our 22 regional offices located in the markets we operate give us an unmatched local expertise that allows us to make the best strategic decisions within each market.


SEATTLE
PORTLAND
SAN FRANCISCO BAY AREA
LOS ANGELES
SAN DIEGO
DENVER
MINNEAPOLIS
CHICAGO
CINCINNATI
ATLANTA
DALLAS
AUSTIN
HOUSTON
NASHVILLE
RALEIGH
CHARLOTTE
JACKSONVILLE
TAMPA
SOUTHEAST FLORIDA
BOSTON
NEW YORK
PHILADELPHIA
BALTIMORE
WASHINGTON, DC
400+ PROPERTIES
22 REGIONAL OFFICES



Alan Roth
East Region
Senior Managing Director
Years of Experience
Regency 23 | Industry 24



Nick Wibbenmeyer
West Region
Senior Managing Director
Years of Experience
Regency 16 | Industry 18



Krista Di Iaconi
Northeast/Mid-Atlantic Region
Managing Director
Years of Experience
Regency 4 | Industry 26



Patrick Krejs
Central Region
Managing Director
Years of Experience
Regency 24 | Industry 30

NOVEMBER 2020
INVESTOR PRESENTATION | 25

26 NOVEMBER 2020 INVESTOR PRESENTATION BEST-IN-CLASS OPERATING PLATFORM Regency’s Approach to Corporate Responsibility Regency Centers Values Business Strategy Corporate Responsibility ENVIRONMENTAL STEWARDSHIP OUR PEOPLE OUR COMMUNITIES ETHICS AND GOVERNANCE Regency’s values, including the critical importance that we place on corporate responsibility, are the foundation of who we are and what we do. They drive us to implement leading environmental, social and governance (ESG) initiatives through our Corporate Responsibility Program. Our People Top current ISS Social Quality Score of 1 85%+ employee engagement Diversity, Equity and Inclusion program Provide competitive benefits with health and wellness tools 10,000+ hours of training provided to employees in 2019 Our Communities $1.4M+ in philanthropic donations in 2019 >75% of employees participated in Company-sponsored volunteer opportunities in 2019 Matched employee donations and 52 hrs volunteer time off per annum Comprehensive tenant engagement strategy Ethics and Goverance Top current ISS Governance Quality Score of 1 27% of Board seats held by women 82% of Board seats held by independent directors Enhanced Corporate Governance policies including a Code of Business Conduct and Ethics Environmental Stewardship 1st U.S. REIT and 2nd U.S. corporation to issue a Green Bond Focus on sustainable building practices and climate resilience Exceeding goals to reduce GHG emissions and energy use, and increase waste diversion Leading reporting: TCFD, SASB, GRI, CDP, GRESB, UN SDGs Click to view Regency's 2019 Corporate Responsibility Report SASB GRESB GRI Materiality Disclosures TCFD MSCI CDP Disclosure Insight Action S&P 500 ESG ISS Quality Score Social 1 Governance 1

27 NOVEMBER 2020 INVESTOR PRESENTATION BEST-IN-CLASS OPERATING PLATFORM Our People & Our Communities Our people are our most fundamental asset We hire the best talent in our local and regional markets We focus on improving and supporting our communities Inherent in Regency’s culture is a great passion for philanthropic efforts 2019 Philanthropic Contributions YMCA United Way Habitat For Humanity Matching Gifts Corporate + Regional Donations Regency Centers Gives $1.4M Regency has taken actions to cultivate a workplace that promotes and supports a diverse and inclusive environment for all employees: Made the CEO Diversity and Inclusion Pledge Developing a three-year DEI strategy Launching Employee Resource Groups Unconscious bias education program Enhanced recruiting partnerships and practices CEO Action for Diversity & Inclusion

BEST-IN-CLASS OPERATING PLATFORM

Ethics and Governance

- Stalwart adherence to ethical behavior and oversight
- Consistently receive the highest corporate governance score from shareholder advisory firm Institutional Shareholder Services (ISS)
- Our Board maintains a long-standing commitment to succession planning, refreshment, and diversity
- We have 3 female Board members (27%), and received a "W" award in 2019 from the Women on Boards organization
- All employees receive training on the refreshed Code of Business Conduct and Ethics, as well as in cyber security awareness

Ongoing Best Practices

We continue to monitor trends and best practices in corporate governance. We enhanced the following governing documents to align with best practices:

- Code of Business Conduct and Ethics
- Related Party Transaction Policies and Procedures
- Political Activities & Contributions Policy
- Committee Charters for Audit, Compensation and Nominating & Governance
- Conflicts of Interest Policy
- Policy Statement on Insider Trading
- Clawback Policy
- Stock Ownership and Retention Policy

Board of Directors Characteristics

As of 2020 Shareholder Meeting

Gender Diversity


Women
3
27%
women
8
Men

Independence


2
Non-Independent
82%
independent
Independent
9

Tenure


> 10
3
Average of
8
years
6
< 5
2
5 - 10

Age


< 50
1
> 60
6
Average of
61
years
3
50 - 55
1
56 - 60

NOVEMBER 2020
INVESTOR PRESENTATION | 28

29 NOVEMBER 2020 INVESTOR PRESENTATION BEST-IN-CLASS OPERATING PLATFORM Environmental Stewardship 1st U.S. REIT and 2nd U.S. corporation to issue a Green Bond Focus on sustainable building practices and climate resilience Exceeding goals to reduce GHG emissions and energy use, and increase waste diversion Leading reporting: TCFD, SASB, CDP, GRESB, UN SDGs Commitment to solar energy and electric vehicle charging projects Exceeding Our 2019 Goals 9% Reduction in like-for-like Scope 1 and 2 Greenhouse Gas emissions 6% Reduction in like-for-like Energy Consumption 3% Increase like-for-like waste diversion 1,500 1,550 1,600 1,650 1,700 2018 2019 MegaLitres Like-for-like Water Use 6% REDUCTION 0 1,000 2,000 3,000 4,000 5,000 6,000 2017 2018 2019 Mwh Annual Solar Production REGENCY OWNED TENANT OWNED

30 NOVEMBER 2020 INVESTOR PRESENTATION Mellody Farm | Chicago, IL APPENDIX COVID-19 Operating Data

31 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Tenant Operating Status As of October 31, 2020 Status of Tenant Operations (1) % of Pro-Rata ABR (2) Tenants Open by Category % of Pro-Rata ABR. (1) Open status includes tenants operating with capacity restrictions (2) ABR is defined as Annual Base Rent % of Pro-Rata ABR Open 59% April 30th 75% May 31st 95% July 31st 97% October 31st 3% Closed 97% Open Grocery/Drugstore Restaurant - Casual/Fine Dining Other Essential Retail Entertainment Home Improvement/Auto Other Medical Home Essential Medical Apparel Hobby/Sports Pet Business Services Restaurant - Fast Food/ Limited Service Personal Services Banks Other Retail Office/Communications Off-Price Fitness Entertainment 100% 100% 100% 99% 99% 98% 98% 98% 97% 97% 96% 95% 96% 96% 96% 95% 94% 81% 44% ESSENTIAL - RETAIL & SERVICES (99% OPEN) ESSENTIAL - RESTAURANTS (98% OPEN) OTHER - RETAIL & SERVICES (93% OPEN)

32 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Regency Portfolio Foot Traffic MONTHLY FOOT TRAFFIC MONTHLY CHANGE JAN FEB MAR APR MAY JUN JUL AUG SEP OCT 85% of Portfolio Foot Traffic Has Returned YoY Source: Placer.ai 57.5M JAN 56.3M FEB 45.4M MAR 25.5M APR  35.4M MAY 42.6M JUN 45.4M JUL 47.6M AUG 45.4M SEP 49.0M OCT

33 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Q3 Base Rent Collections As of October 31, 2020 Q3 Base Rent Collections % of Pro-Rata ABR. Q3 Base Rent Collections by Category % of Pro-Rata ABR. 3% Deferred 11% Uncollected 86% Collected Grocery/Drugstore Restaurant - Casual/Fine Dining Other Essential Retail Entertainment Home Improvement/Auto Other Medical Home Essential Medical Apparel Hobby/Sports Pet Business Services Restaurant - Fast Food/Limited Service Personal Services Banks Other Retail Office/Communications Off-Price Fitness Entertainment 100% 100% 100% 98% 97% 96% 95% 93% 91% 90% 89% 84% 74% 73% 71% 70% 53% 33% 84% ESSENTIAL - RETAIL & SERVICES (98% COLLECTED) ESSENTIAL - RESTAURANTS (79% COLLECTED) OTHER - RETAIL & SERVICES (76% COLLECTED)

34 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA October Base Rent Collections As of October 31, 2020 October Base Rent Collections % of Pro-Rata ABR. October Base Rent Collections by Category % of Pro-Rata ABR. 12% Uncollected 1% Deferred 87% Collected Grocery/Drugstore Restaurant - Casual/Fine Dining Other Essential Retail Entertainment Home Improvement/Auto Other Medical Home Essential Medical Apparel Hobby/Sports Pet Business Services Restaurant - Fast Food/ Limited Service Personal Services Banks Other Retail Office/Communications Off-Price Fitness Entertainment 99% 99% 99% 98% 97% 96% 93% 93% 93% 92% 92% 86% 84% 80% 72% 72% 69% 57% 32% ESSENTIAL - RETAIL & SERVICES (98% COLLECTED) ESSENTIAL - RESTAURANTS (79% COLLECTED) OTHER - RETAIL & SERVICES (79% COLLECTED)

35 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Base Rent Collection Trajectory As of October 31, 2020 Base Rent Collections by Period 14% 9% 77% Q2  11% 3% 86% Q3 12% 1% 87% October COLLECTED DEFERRED UNCOLLECTED Base Rent Collected Tenant Category % of ABR (1) % Open Q2 Q3 October ESSENTIAL - RETAIL & SERVICES 45% 99% 98% 98% 98% Grocery/Drugstore 23% 100% 100% 100% 99% Banks 5% 99% 99% 100% 99% Business Services 5% 98% 84% 84% 80% Pet 3% 100% 94% 98% 98% Office/Communications 3% 97% 96% 97% 97% Other Essential Retail 3% 99% 96% 96% 93% Essential Medical 2% 97% 91% 90% 93% Home Improvement/Auto 2% 100% 98% 100% 99% ESSENTIAL - RESTAURANTS 18% 98% 71% 79% 79% Restaurant - Fast Food/Limited Service 12% 98% 73% 84% 84% Restaurant - Casual/Fine Dining 6% 96% 66% 70% 69% OTHER - RETAIL & SERVICES 37% 93% 55% 76% 79% Personal Services 8% 95% 61% 71% 72% Off-Price 5% 96% 53% 73% 86% Apparel 5% 95% 49% 74% 72% Hobby/Sports 5% 96% 66% 91% 93% Other Medical 4% 98% 72% 93% 92% Fitness 4% 81% 26% 53% 57% Home 4% 96% 53% 95% 96% Other Retail 2% 94% 80% 89% 92% Entertainment 1% 44% 21% 33% 32% Total Rent Collected 77% 86% 87% Total Rent Deferred 9% 3% 1% Total Rent Collected/Deferred 86% 89% 88% (1) Pro-Rata as of 9/30/2020

36 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Progression of Monthly Rent Collections 30% 40% 50% 60% 70% 80% 90% 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 APRIL MAY JUNE JULY AUGUST SEPTEMBER OCTOBER Percentage shown below represents the cash base rent collected on each date in that respective month

37 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Executed Deferral Agreements As of October 31, 2020 Deferred Rent – Period Billed ($30.6M) 2Q'2020 75% 3Q'2020 21% 4Q'2020 3% 2021 1% Deferred Rent – Payment Timing ($30.6M) 2Q'2021 22% 3Q'2021 16% 2020 17% 4Q'2021 13% 2022+ 5% 1Q'2021 27% Total 2021 78% Total Executed Deferral Agreements (through October 31, 2020) Lease Count 1,318 Average Deferral Term (in months) 3.0 Total Deferred Base Rent (in 000s) $30,555

38 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA National/Regional vs. Local Tenant Collection Status As of October 31, 2020 Total Portfolio Composition (1) % of Pro-Rata ABR as of 9/30/2020 Composition of Deferred Rent ($30.6M) National & Regional Tenants 78% Local Tenants 22% National & Regional Tenants 78% Local Tenants 22% (1) Local tenants defined as <3 locations; National/Regional tenants defined as ≥3 locations 12% 10% 78% National 20% 9% 71% Local Q2 8% 2% 90% National 21% 3% 76% Local Q3 9% 1% 90% National 23% 1% 76% Local October Collected Deferred Uncollected

39 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Anchor vs. Shop Tenant Collection Status As of October 31, 2020 Total Portfolio Composition (1) % of Pro-Rata ABR as of 9/30/2020 Shop Tenants 55% Anchor Tenants 45% Composition of Deferred Rent ($30.6M) Anchor Tenants 40% Shop Tenants 60% 10% 9% 81% Anchor 17% 10% 73% Shop Q2 6% 3% 91% Anchor 15% 2% 83% Shop Q3 7% 93% Anchor 16% 1% 83% Shop October Collected Deferred Uncollected

40 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Regional Collection Status As of October 31, 2020 Southeast 30% Pacific Coast 33% Central 16% Northeast/ Mid-Atlantic 21% Total Portfolio Composition % of Pro-Rata ABR as of 9/30/2020 Q3 Base Rent Collections 0% 20% 40% 60% 80% 100% Southeast 7% 3% 90% Central 6% 3% 91% Northeast/ Mid-Atlantic 9% 4% 87% Pacific Coast 16% 3% 81% COLLECTED DEFERRED UNCOLLECTED

41 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Progression of Total Billings, Deferrals and Other Revenue From 1Q'20 to 3Q'20 $300.9 Billable Revenues - Q1 2020 ‑‑ $(3.9) Other Revenues Adjustment (1) $(0.8) Dispositions $1.3 Contractual rent steps $(6.4) occupancy/BK Impact (2) $(2.0) Non-qualifying deferrals (3) $289.2 billable revenues - Q3 2020 (4) INCREASE DECREASE TOTAL (1) Represents other revenues booked in 1Q20 that did not recur in 3Q20, including outsized lease termination fee income and seasonal percentage rent. (2) The decline in base rent and recoveries related to the reduction in occupancy and other bankruptcy impacts. (3) Revenue associated with lease modification agreements that did not qualify for FASB’s COVID-19 relief. Net of reserves, ~$1M of revenue associated with these leases was accrued within non-cash straight line rent in 3Q20. (4) See pages 42-43 for a composition of total billings/deferrals & other revenue for the three and six months ended September 30, 2020.

42 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Q3 2020 Supplemental COVID Disclosure For the Three Months Ended September 30, 2020 Composition of Lease Income Total Pro-Rata Base Rent $ 215,859 Recoveries from Tenants 68,515 Percentage Rent, Termination Fees, and Other Lease Income 4,805 Total Billings/Deferrals and Other Revenue $ 289,179 Uncollectible Lease Income (3) (28,500) Non-Cash Revenues (1) 4,265 Total Lease Income $ 264,944 Lease Income Accrual Reconciliation Total Pro-Rata Collected - Billed Base Rent/Recoveries & Other Revenue (2) $ 248,090 Uncollected - Base Rent/Recoveries - Accrued 12,589 Uncollected - Base Rent/Recoveries - Reserved (3) 28,500 Total Billings/Deferrals and Other Revenue $ 289,179 Uncollectible Lease Income (3) (28,500) Non-Cash Revenues (1) 4,265 Total Lease Income $ 264,944 Composition of Deferred Rent Total Pro-Rata Deferred Rent - Accrued $ 4,766 Deferred Rent - Reserved 2,057 Total Deferrals $ 6,822 Total Billings/Deferrals and Other Revenue $7,823 $4,766 $26,444 $2,057 Collected and Other Accrued Accrued & Deferred (4) Reserved Reserved & Deferred (4) Total Billings & Other Revenue: $289,179 Uncollected - Reserved: $28,500 (10%) Recognized Revenue: $260,679 (90%) Three Months Ended September 30, 2020 (in thousands) (1) Includes pro-rata share of straight line rent on lease income, net of uncollectible amounts, and above/below market rent amortization. (2) Unbilled recoveries are included in Other Revenues, and represent unbilled amounts for quarterly, semi-annual and annual payers of property expenses. (3) Represents Base Rent and Recoveries deemed uncollectible. (4) Contractual deferrals of rent and recoveries billed and recognized through September 30, 2020. Includes deferral agreements executed through October 31, 2020.

43 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Q3 2020 Supplemental COVID Disclosure For the Six Months Ended September 30, 2020 Composition of Lease Income Total Pro-Rata Base Rent $ 434,079 Recoveries from Tenants 138,203 Percentage Rent, Termination Fees, and Other Lease Income 10,018 Total Billings/Deferrals and Other Revenue $ 582,300 Uncollectible Lease Income (3) (69,451) Non-Cash Revenues (1) 443 Total Lease Income $ 513,292 Lease Income Accrual Reconciliation Total Pro-Rata Collected - Billed Base Rent/Recoveries & Other Revenue (2) $ 478,974 Uncollected - Base Rent/Recoveries - Accrued 33,875 Uncollected - Base Rent/Recoveries - Reserved (3) 69,451 Total Billings/Deferrals and Other Revenue $ 582,300 Uncollectible Lease Income (3) (69,451) Non-Cash Revenues (1) 443 Total Lease Income $ 513,292 Composition of Deferred Rent Total Pro-Rata Deferred Rent - Accrued $ 20,028 Deferred Rent - Reserved 10,506 Total Deferrals $ 30,534 Total Billings/Deferrals and Other Revenue Collected and Other Accrued Accrued & Deferred (4) Reserved Reserv$248,090 $10,506 $58,945 $20,028 $13,847 $478,974 Total Billings & Other Revenue: $582,300 Uncollected - Reserved: $69,451 (12%) Recognized Revenue: $512,849 (88%) Six Months Ended September 30, 2020 (in thousands) (1) Includes pro-rata share of straight line rent on lease income, net of uncollectible amounts, and above/below market rent amortization. (2)Unbilled recoveries are included in Other Revenues, and represent unbilled amounts for quarterly, semi-annual and annual payers of property expenses. (3) Represents Base Rent and Recoveries deemed uncollectible. (4) Contractual deferrals of rent and recoveries billed and recognized through September 30, 2020. Includes deferral agreements executed through October 31, 2020.

44 NOVEMBER 2020 INVESTOR PRESENTATION APPENDIX: COVID OPERATING DATA Glossary of Terms Adjusted Funds From Operations (AFFO): An additional performance measure used by Regency that reflects cash available to fund the Company’s business needs and distribution to shareholders. AFFO is calculated by adjusting Operating FFO for (i) capital expenditures necessary to maintain the Company’s portfolio of properties, (ii) interest charges and (iii) other non-cash amounts as they occur. Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Operating EBITDAre: Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre. Core Operating Earnings (COE): An additional performance measure used by Regency as the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain noncash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO to Core Operating Earnings. Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated. Value Creation: The estimated incremental value at completion using underwritten NOI at stabilization, valued at a market cap rate less estimated development costs.